SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2003

EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 1.1
Exhibit 4.1
Exhibit 4.2
Exhibit 5.1
Exhibit 12.1
Exhibit 99.1

Item 5.  Other Events

Completion of Issuance of $500,000,000 Aggregate Principal Amount of 5.875% Notes Due 2013

     On January 15, 2003, EOP Operating Limited Partnership, or EOP Partnership, issued $500,000,000 aggregate principal amount of 5.875% notes due 2013, which are fully and unconditionally guaranteed as to principal, make-whole amount, if any, and interest by Equity Office Properties Trust, or Equity Office. The notes were issued pursuant to an underwriting agreement dated as of January 9, 2003, a copy of which is attached to this form as Exhibit 1.1. A copy of the press release of Equity Office, EOP Partnership’s general partner, dated January 15, 2003, is attached to this form as Exhibit 99.1 and, except for the last sentence thereof, is incorporated herein by reference.

Correction to Reissued Financial Statements

     On January 10th, EOP Partnership filed a current report on Form 8-K. There is a typographical error on page 15 of Exhibit 99.1 in Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, in the paragraph under the caption “Results of Operations — Comparison of Year Ended December 31, 2001 to December 31, 2000 — Depreciation and Amortization.” EOP Partnership incorrectly disclosed that there was $10.4 million of prepayment expenses in 2001. Instead, there was $9.4 million of prepayment expenses in 2001. We hereby correct the third sentence of this paragraph to read as follows:

     “In addition, there was $9.4 million of prepayment expenses in 2001 which consisted of a $5.0 million prepayment penalty and the write-off of approximately $4.4 million of unamortized mark-to-market adjustments relating to the prepayment of $185 million of mortgage debt (See “Item 8 – Financial Statements and Supplementary Data — Note 22 — Related Party Transactions, subfootnote (1)”) and the repayment of approximately $32.6 million of mortgage debt on parking facilities sold.”

Item 7.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

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(c)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

1.1	Underwriting Agreement, dated January 9, 2003, by and among EOP Operating Limited Partnership, Equity Office Properties Trust and Goldman, Sachs & Co. as underwriter

4.1	$400,000,000 5.875% Note due 2013, and related Guarantee

4.2	$100,000,000 5.875% Note due 2013, and related Guarantee

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantees

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

99.1	Press Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOP OPERATING LIMITED PARTNERSHIP

	By:	Equity Office Properties Trust, its general partner

Date: January 15, 2003	By:	/s/ Marsha C. Williams Marsha C. Williams Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated January 9, 2003, by and among EOP Operating Limited Partnership, Equity Office Properties Trust and Goldman, Sachs & Co. as underwriter

4.1	$400,000,000 5.875% Note due 2013, and related Guarantee

4.2	$100,000,000 5.875% Note due 2013, and related Guarantee

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantees

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

99.1	Press Release

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